UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 26, 2005 (April 26, 2005)
                                                  ------------------------------



                                  Nephros, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 001-32288
                                                ---------

           Delaware                                         13-3971809
           --------                                         ----------
 (State or other Jurisdiction                            (I.R.S. Employer
              of                                       Identification No.)
        Incorporation)

                     3960 Broadway, New York, New York 10032
                     ---------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 781-5113
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 26, 2005, the Company issued a press release announcing the appointment of Bernard Salick, M.D. as a new director to the Board. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K .

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      99.1 Press Release issued by Nephros, Inc. on April 26, 2005 announcing the appointment of Bernard Salick, M.D. to the Board of Directors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 26, 2005



                                    NEPHROS, INC.

                                    By: /s/ Marc L. Panoff
                                       ----------------------------
                                       Marc L. Panoff
                                       Chief Financial Officer (Principal
                                       Financial and Accounting Officer)